Short Term Investments (Notes)	6 Months Ended
Jun. 30, 2013
Short-term Investments [Abstract]
Investment Holdings, Schedule of Investments [Text Block]
SHORT TERM INVESTMENTS
As of June 30, 2013, we had $10.0 million of short-term investments, which consists of high credit quality, tax-exempt Variable Rate Demand Notes ("VRDNs"). VRDNs have a put option that allows them to be liquidated generally on a same day or a five business day settlement basis. All of the put options are secured by a pledged liquidity source and are backed by highly rated financial institutions.
We classify these short-term investments as available for sale. VRDNs have variable interest rates that reset at regular intervals. Because our VRDNs have short reset periods, their cost approximates fair value and there were no realized or unrealized gains or losses related to the securities.